STEIN ROE INVESTMENT TRUST
                  Stein Roe Growth & Income Fund

            Supplement to Prospectus Dated Feb. 2, 1998
                          ________________

     Effective March 1, 1998, through the close of business on April 30, 1998, the minimum initial amount that must be invested to open a Growth & Income Fund account under an automatic investment plan has been reduced from $1,000 ($500 for UGMA accounts) to $100, provided that the automatic investment plan continue until the account has a value of at least $2,500 ($1,000 for UGMA accounts). (See How to Purchase Shares.)

             This Supplement Is Dated Feb. 27, 1998